SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 8, 1995


                    SMITH CORONA CORPORATION
     (Exact name of registrant as specified in its charter)


DELAWARE                      1-10281                  51-0286862
- --------                      -------                  ----------
(State of other jurisdiction (Commission         (I.R.S. Employer
  of incorporation)           File Number)    Identification No.)


         65 Locust Avenue, New Canaan, Connecticut 06840
        (Address of principal executive offices) (zip code)

                         (203) 972-1471
       (Registrant's telephone number, including area code)

Item 5.  Other Events



     On March 8, 1995, Smith Corona Corporation (the "Company") issued a press release announcing that it has elected Robert Van Buren Chairman of the Board and Chief Executive Officer, effective March 24, 1995, succeeding G. Lee Thompson who retired at the request of the Board of Directors.

     On April 3, 1995, the Company issued a press release announcing that John A. Piontkowski was appointed Vice President,
Finance and Controller, assuming the responsibilities of Thomas C. DeFazio who recently resigned.

     Both Mr. Thompson and Mr. DeFazio will cease to be members of the Board of Directors as of the respective dates of their departure.

                       SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: April 6, 1995                 SMITH CORONA CORPORATION



                                    By: /S/ John A. Piontkowski
                                        John A. Piontkowski
                                        Vice President - Finance
                                        & Controller